Debt	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Debt
07.
Debt

Information concerning short-term borrowings is as follows:

December 31	2012	2011
Short-term borrowings	$43.3	$42.4
Weighted-average interest rates	9.1%	11.9%

We maintain separate bank credit lines with financial institutions to meet working capital needs of our subsidiary operations. As of December 31, 2012, such uncommitted credit lines totaled $379.4, of which $334.8 was unused. Due to limitations on subsidiary borrowings in our revolving credit agreement, additional subsidiary borrowings of $255.4 could be made under these facilities as of December 31, 2012.

A summary of long-term debt is as follows:

December 31	2012	2011
Euro-denominated notes:
€350 due June 2018	$461.7	$—
€200 due June 2013	263.8	258.9
€300 due June 2012	—	388.7
Other	1.3	10.2
	726.8	657.8
Less — current maturities	264.7	391.8
Long-term debt	$462.1	$266.0

EURO NOTES
On June 22, 2012, we offered and sold €350.0 aggregate principal amount of the Company's 4.50% notes due June 22, 2018 (the "€350.0 Notes"). The net proceeds from the €350.0 Notes of €348.7 were used to repay borrowings under our $800.0 revolving credit facility that were drawn in May to repay our €300.0 notes that matured on June 1, 2012 and for general corporate purposes. The €350.0 Notes were issued at a price of 99.974% to yield an effective interest rate of 4.505%. Interest on the €350.0 Notes is payable in arrears on June 22 of each year.

We also have €200.0 aggregate principal amount of 4.75% notes due June 14, 2013 (the "€200.0 Notes"). The €200.0 Notes were issued at a price of 99.349% to yield an effective interest rate of 4.862%. The discount of €1.3 ($1.6) is being amortized to interest expense over the term of the €200.0 Notes. Interest on the €200.0 Notes is payable in arrears on June 14 of each year.

Both the €350.0 Notes and €200.0 Notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. We may redeem these notes, in whole but not in part, at our option at any time for a redemption price determined in accordance with the term of the notes. These notes also contain certain customary non-financial restrictive covenants and events of default.

The €350.0 Notes, €200.0 Notes and other euro-denominated borrowings have been designated as a hedge of our net investment in subsidiaries with a euro functional currency. Since our net investment in these subsidiaries exceeds the respective amount of the designated borrowings, translation gains or losses related to these borrowings are included as a component of accumulated other comprehensive income.

REVOLVING CREDIT AGREEMENT
On October 5, 2011, we entered into a $800.0 Five-Year Credit Agreement (the "Agreement") with a syndicate of commercial banks. This Agreement replaced our previous $400.0 revolving credit facility. The Agreement allows for borrowing in various currencies and up to $150.0 may be used for the issuance of stand-by letters of credit. The Agreement terminates in October 2016. Outstanding letters of credit issued under the Agreement totaled $0.9 and $1.6 as of December 31, 2012 and 2011, respectively. Additional borrowings of $799.1 and $798.4 were available to us under the Agreement as of December 31, 2012 and 2011, respectively.

Under the Agreement, a credit ratings-based pricing grid determines the facility fee and the credit spread that we add to the applicable interbank borrowing rate on all borrowings. At our current credit rating, the annual facility fee is 22.5 bps paid on the entire $800.0 facility and the credit spread is 127.5 bps on any borrowings. Any downgrades from the credit agencies would unfavorably impact our facility fees and result in additional costs ranging from approximately $0.2 to $0.4 annually. We had no borrowings under this Agreement as of both December 31, 2012 and 2011.

The Agreement contains customary restrictive covenants pertaining to our management and operations, including limitations on the amount of subsidiary debt that we may incur and limitations on our ability to pledge assets, as well as financial covenants, including covenants requiring, among other things, that we comply with a leverage ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a fixed charge coverage ratio of not less than 1.5 to 1. The Agreement also contains customary events of default, including, among others, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy or involuntary proceedings, certain monetary and non-monetary judgments, change of control and customary ERISA defaults.

As defined in the Agreement, we had a net Debt-to-EBITDA ratio of 0.97 to 1 (compared to the maximum allowable ratio of 3.5 to 1) and a Fixed Charge Coverage ratio of 2.84 to 1 (compared to the minimum required ratio of 1.5 to 1) as of December 31, 2012.

DEBT MATURITIES
The maturities of long-term debt payable within each of the four years subsequent to December 31, 2013 are as follows: 2014 — $0.4, 2015 through 2017 — none.